EXHIBIT 23



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



      As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-42005, 33-42006, 33-70932, 33-7093433-80652,333-61453 and 333-61455.


                                       ARTHUR ANDERSEN LLP


Boston, Massachusetts
June 18, 1999